THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NML VARIABLE ANNUITY ACCOUNT A

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY (DATED MAY 1, 2013)

NML VARIABLE ANNUITY ACCOUNT B

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY (DATED MAY 1, 2013)

This Supplement amends certain information contained in the Prospectuses referenced above dated May 1, 2013.

The section titled, “Waiver of Withdrawal Charges”, the fourth paragraph is amended as follows:

As a matter of administrative practice, which we reserve the right to change at any time in our sole discretion, we are currently waiving withdrawal charges on the greater of (i) the Contract Year “withdrawal charge free” amount or (ii) the current year Required Minimum Distributions (except for withdrawals from GIF 8) when submitted on our Required Minimum Distribution Request form.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated January 27, 2014.